Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, for the purposes of 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned’s best knowledge and belief, the Quarterly Report on Form 10-Q of Broad Street Realty, Inc. (“Company”) for the period ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

(1)
The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2024	By:	/s/ Michael Z. Jacoby
Michael Z. Jacoby
Chief Executive Officer

By:	/s/ Alexander Topchy
Alexander Topchy
Chief Financial Officer and Secretary